Exhibit 10.4

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 6, 2021, among Alliance Data Systems Corporation, a Delaware corporation (or its permitted successor) (the “Company”), Lon Inc., a Delaware corporation that is an indirect subsidiary of the Company (“Lon”), Lon Operations LLC, a Delaware limited liability company that is an indirect subsidiary of the Company (together with Lon, the “Guaranteeing Subsidiaries”), each existing Guarantor and MUFG Union Bank, N.A., as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as such may be amended or supplemented, the “Indenture”), dated as of December 20, 2019, providing for the issuance of 4.750% Senior Notes due 2024 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall agree to guarantee the Notes on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 8.01 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.     CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.     AGREEMENT TO GUARANTEE. Each of the Guaranteeing Subsidiaries hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

3.     NO RECOURSE AGAINST OTHERS. No director, manager, officer, employee, stockholder, member, general or limited partner or incorporator, past, present or future, of the Guarantors, as such or in such capacity, shall have any personal liability for any obligations of the Guarantors under the Note Guarantees by reason of his, her or its status as such director, manager, officer, employee, stockholder, member, general or limited partner or incorporator. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Note Guarantees.

4.     NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5.     COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.     EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.     THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

[Signature Page to Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

LON INC.

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

LON OPERATIONS LLC

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

ALLIANCE DATA SYSTEMS CORPORATION

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Senior Vice President, Tax

ADS ALLIANCE DATA SYSTEMS, INC.

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Senior Vice President, Tax

ALLIANCE DATA FOREIGN HOLDINGS, INC.

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

ALLIANCE DATA INTERNATIONAL LLC
By: Alliance Data Foreign Holdings, Inc., its sole member

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

[Signature Page to Supplemental Indenture]

ADS FOREIGN HOLDINGS, INC.

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

COMENITY LLC

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Senior Vice President, Tax

COMENITY SERVICING LLC

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Senior Vice President, Tax

MUFG UNION BANK, N.A.

By: /s/ Michael Herberger
Authorized Signatory

[Signature Page to Supplemental Indenture]